Exhibit 4.2

[FORM OF FACE OF CERTIFICATE]

THE GOLDMAN SACHS GROUP, INC.

Incorporated under the laws of

the State of Delaware

NUMBER 1 CUSIP 38144G AA9	4.95% FIXED RATE RESET NON-CUMULATIVE PREFERRED STOCK, SERIES R	24,000 SHARES

THIS CERTIFICATE IS TRANSFERRABLE IN NEW YORK, NY

This is to certify that                                               is the registered owner of                              fully paid and non-assessable shares of 4.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series R, $0.01 par value and a liquidation preference of $25,000 per share, of the Corporation, transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[Signature page follows]

Dated:

THE GOLDMAN SACHS GROUP, INC.

By:
Name:
Title:

By:
Name:
Title:

Countersigned and registered

The Bank of New York Mellon, as Transfer Agent and Registrar

By:
Authorized Officer

[Signature page to Preferred Stock Certificate – Series R]

(REVERSE OF CERTIFICATE)

THE GOLDMAN SACHS GROUP, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common

TEN ENT –	as tenants by the entireties

JT TEN –	as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT –		Custodian
	(Cust)		(Minor)

under Uniform Gift to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,

INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                      Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.